UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19. 2025

MAIA Biotechnology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41455	83-1495913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

444 West Lake Street, Suite 1700
Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(312) 416-8592

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MAIA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 23, MAIA Biotechnology, Inc. (the “Company”) issued a press release entitled “MAIA Biotechnology Details 30-Month Patient Survival in Ongoing Phase 2 Clinical Trial in Non-Small Cell Lung Cancer.” Pursuant to Regulation FD, the press release is furnished with this Current Report on Form 8-K (this “Report”) as Exhibit 99.1.

The information set forth in Item 7.01 of this Report and in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in Item 7.01 of this Report, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 8.01 Other Events

1.	The Company has prepared a poster (the “Poster”) entitled “Presentation 1: A Phase 2 Study of Ateganosine (THIO; 6-thio-2’-deoxyguanosine) in Combination with Immune Checkpoint Inhibitor (ICI) in Patients with Advanced Non-Small Cell Lung Cancer (NSCLC) Resistant to Prior ICI and Chemotherapy: THIO-101 Trial (“THIO-101 Trial Poster”). The THIO-101 Poster was presented at the European Society for Medical Oncology (ESMO) Congress 2025 held in Berlin, Germany starting on October 19, 2025 and posted to the Company’s website on such date, a copy of which is filed as Exhibit 99.2 to this Report and is hereby incorporated by reference.

2.	The Company has prepared a poster (the “Poster”) entitled • Presentation 2: A Phase 3 Study of Ateganosine (THIO) Sequenced with Immune Checkpoint Inhibitor (ICI) versus Standard of Care Chemotherapy in ICI-Resistant Advanced NSCLC: THIO-104 Trial in Progress (“THIO-104Trial Poster”). The THIO-104 Poster was presented ESMO starting on October 19, 2025 and posted to the Company’s website on such date, a copy of which is filed as Exhibit 99.3 to this Report and is hereby incorporated by reference.

Each of the THIO-101 Trial Poster and THIO-104 Trial Poster contain forward-looking statements, and as a result, investors should not place undue reliance on these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 23, 2025
99.2	THIO-101 Trial Poster
99.3	THIO-104 Trial Poster
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2025

MAIA BIOTECHNOLOGY, INC.

By:	/s/ Vlad Vitoc
Name:	Vlad Vitoc
Title:	Chief Executive Officer

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